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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      March 23, 2004
                                                  ----------------------


                     Citigroup Global Markets Holdings Inc.
             (Exact name of registrant as specified in its charter)


      New York                   1-15286                      11-2418067
      ---------------          ------------                 -------------------
      (State or other          (Commission                  (IRS Employer
      jurisdiction of          File Number)                 Identification No.)
      incorporation)

           388 Greenwich Street, New York, New York            10013
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            (Address of principal executive offices)        (Zip Code)

                                (212) 816-6000
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             (Registrant's telephone number, including area code)
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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.    Description

            1.01 Terms Agreement, dated March 23, 2004, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Index LeAding StockmarkEt Return Securities (Index LASERS(SM)) Based Upon the Dow Jones Industrial Average Due March 26, 2008.

            4.01 Form of Note for the Company's Index LeAding StockmarkEt Return Securities (Index LASERS(SM)) Based Upon the Dow Jones Industrial Average Due March 26, 2008.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2004               CITIGROUP GLOBAL MARKETS
                                       HOLDINGS INC.



                                    By:    /s/ Mark I. Kleinman
                                        -------------------------------
                                        Name:  Mark I. Kleinman
                                        Title: Executive Vice President
                                               and Treasurer